UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 10, 2025
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0002006440
BMO 2024-5C3 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001861132
BMO Commercial Mortgage Securities LLC
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0000927971
Bank of Montreal
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001701238
Citi Real Estate Funding Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001755531
Societe Generale Financial Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001548405
Starwood Mortgage Capital LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541502
Goldman Sachs Mortgage Company
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001685185
UBS AG
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001931347
Greystone Commercial Mortgage Capital LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000109380
Zions Bancorporation, N.A.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001592182
LMF Commercial, LLC
(Exact name of sponsor as specified in its charter)

New York	333-255934-10	38-4297098 38-4297099
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A.
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 885-4000
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02 Change of Servicer or Trustee.

Reference is hereby made to the pooling and servicing agreement (the “Pooling and Servicing Agreement”) dated as of February 1, 2024, between BMO Commercial Mortgage Securities LLC, as depositor, Trimont LLC (as successor to Wells Fargo Bank, National Association), as master servicer, Greystone Servicing Company LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator and as trustee, relating to the issuing entity known as BMO 2024-5C3 Mortgage Trust (the “Issuing Entity” or the “Trust”) and the series of commercial mortgage-pass through certificates known as the BMO 2024-5C3 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2024-5C3.  Capitalized terms used but not defined herein shall have the meanings assigned to them in Pooling and Servicing Agreement.  The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity filed on January 29, 2024 under Commission File No. 333-255934-10.

Pursuant to Section 6.08(a) of the Pooling and Servicing Agreement, Eightfold Real Estate Capital, L.P., in its capacity as the Directing Holder under the Pooling and Servicing Agreement, has terminated Greystone Servicing Company LLC (“Greystone”) as special servicer under the Pooling and Servicing Agreement, and has appointed Midland Loan Services, a Division of PNC Bank, National Association (“Midland”) as the successor special servicer under the Pooling and Servicing Agreement.  The termination of Greystone as special servicer and appointment of Midland as successor special servicer is effective as of March 10, 2025.  A copy of the related Acknowledgement and Acceptance of Special Servicer, dated March 10, 2025, is attached hereto as Exhibit 20.1.

The Special Servicer

                Midland Loan Services, a division of PNC Bank, National Association ("Midland"), is being appointed as successor special servicer under the Pooling and Servicing Agreement and in this capacity will be responsible for the servicing and administration of the specially serviced mortgage loans and REO properties pursuant to the Pooling and Servicing Agreement.

Midland’s principal servicing office is located at 10851 Mastin Street, Building 82, Suite 300, Overland Park, Kansas 66210.

Midland is a commercial financial services company that provides loan servicing, asset management and technology solutions for large pools of commercial and multifamily real estate assets.  Midland is approved as a master servicer, special servicer and primary servicer for investment-grade commercial mortgage-backed securities (“CMBS”) by S&P Global Ratings (“S&P”), Moody’s Investors Service, Inc., Fitch Ratings, Inc., DBRS, Inc. (“DBRS Morningstar”) and Kroll Bond Rating Agency, LLC.  Midland has received rankings as a master, primary and special servicer of real estate assets under U.S. CMBS transactions from S&P, Fitch and DBRS Morningstar. For each category, S&P ranks Midland as “Strong”. DBRS Morningstar ranks Midland as “MOR CS2” for master servicer, “MOR CS1” for primary servicer, and “MOR CS1” for special servicer. Fitch ranks Midland as “CMS2+” for master servicer, “CPS2+” for primary servicer, and “CSS2+” for special servicer. Midland is also a HUD/FHA-approved mortgagee and a Fannie Mae-approved multifamily loan servicer.

Midland has detailed operating procedures across the various servicing functions to maintain compliance with its servicing obligations and the servicing standards under Midland’s servicing agreements, including procedures for managing delinquent and specially serviced loans. The policies and procedures are reviewed annually and centrally managed.  Furthermore, Midland’s business continuity and disaster recovery plans are reviewed and tested annually.  Midland's policies, operating procedures and business continuity plan anticipate and provide the mechanism for some or all of Midland's personnel to work remotely as determined by management to comply with changes in federal, state or local laws, regulations, executive orders, other requirements and/or guidance, to address health and/or other concerns related to a pandemic or other significant event or to address market or other business purposes.

In accordance with the Pooling and Servicing Agreement, Midland has engaged (or may in the future engage) one or more third-party vendors and/or affiliates to support Midland’s performance of certain duties and/or obligations under the Pooling and Servicing Agreement, including, but not limited to, with respect to one or more of the following tasks, if applicable:

  converting and de-converting loans to or from the servicing system and setting up any applicable cash management waterfall;
  calculating certain amounts such as principal and interest payments, default interest, deferred interest, rent escalations, financial statement penalty fees, payoff amounts and other ad hoc items;

  calculating remittances and allocated loan and appraisal reduction amounts and preparing remittance reports and other related reports, including Schedule AL;

  administering certain aspects relating to reserve account disbursement requests;

  assisting with the collection of financial/operating statements and rent rolls and performing operating statement and rent roll spreading activities;

  monitoring covenant compliance and occupancy and tenant-related triggers, completing certain covenant calculations, tests and related analyses and identifying loans for Midland to proceed with cash management implementation;

  UCC, tax and insurance-related researching, monitoring, filing, reporting, collecting and tracking, and lien release filing and tracking;

  performing property inspections and preparing the related property inspection reports;

•         updating of the servicing system periodically with certain information, such as with respect to borrower, collateral, loan terms, escrows, reserves, covenants, loan-level transactions (i.e., amendments, assumptions, defeasances, etc.) and servicing fees;

  processing loan and bring current statements and updating receivables;

  per Midland’s requirements, generating certain correspondence including hello letters, missed payment letters, financial statement demand letters and event of default letters; and

  one or more additional tasks assigned by Midland; provided, however, such tasks will not include holding or collecting funds or performing asset management (other than document review and preparation in support of Midland’s asset managers’ processing of certain asset management transactions).

Notwithstanding the foregoing, Midland will remain responsible for Midland’s duties and/or obligations under the Pooling and Servicing Agreement. Midland monitors and oversees its third-party vendors in compliance with its internal procedures, the Pooling and Servicing Agreement and applicable law.

Midland will not have primary responsibility for custody services of original documents evidencing the underlying mortgage loans. Midland may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular mortgage loans or otherwise. To the extent that Midland has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the servicing standard.

No securitization transaction involving commercial or multifamily mortgage loans in which Midland was acting as master servicer, primary servicer or special servicer has experienced a servicer event of default as a result of any action or inaction of Midland as master servicer, primary servicer or special servicer, as applicable, including as a result of Midland's failure to comply with the applicable servicing criteria in connection with any securitization transaction. Midland has made all advances required to be made by it under the servicing agreements on the commercial and multifamily mortgage loans serviced by Midland in securitization transactions.

From time-to-time Midland is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. Midland does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the Pooling and Servicing Agreement.

Midland currently maintains an Internet-based investor reporting system, CMBS Investor Insight®, that contains performance information at the portfolio, loan and property levels on the various commercial mortgage-backed securities transactions that it services. Certificateholders, prospective transferees of the certificates and other appropriate parties may obtain access to CMBS Investor Insight® through Midland's website at www.pnc.com/midland. Midland may require registration and execution of an access agreement in connection with providing access to CMBS Investor Insight®.

As of December 31, 2024, Midland was named the special servicer in approximately 302 commercial mortgage-backed securities transactions with an aggregate outstanding principal balance of approximately $118 billion.  With respect to such commercial mortgage-backed securities transactions as of such date, Midland was administering approximately 159 assets with an outstanding principal balance of approximately $4.3 billion.

From time to time, Midland and/or its affiliates may purchase or sell securities, including, CMBS certificates. Midland and/or its affiliates may purchase or sell certificates issued in the offering for this securitization pursuant to secondary market transactions.

                Midland has acted as a special servicer for commercial and multifamily mortgage loans in CMBS transactions since 1992.  The table below contains information on the size of the portfolio of specially serviced commercial and multifamily loans, leases and REO properties that have been referred to Midland as special servicer in CMBS transactions from 2022 to 2024.

Portfolio Size –Special Servicing	Calendar Year End (Approximate amounts in billions)
	2022	2023	2024
Total	$162	$119	$118

Midland may enter into one or more arrangements with the Directing Holder, a Controlling Class Certificateholder, any directing certificateholder, any Companion Loan Holder, the other Certificateholders (or an affiliate or a third-party representative of one or more of the preceding) or any other person with the right to appoint or remove and replace the special servicer to provide for (i) a discount, waiver and/or revenue sharing with respect to certain of the special servicer compensation and/or (ii) certain services, in each case, in consideration of, among other things, Midland’s appointment (or continuance) as special servicer under the Pooling and Servicing Agreement and any related co-lender agreement and limitations on the right of such person to remove the special servicer.

PNC Bank and its affiliates may use some of the same service providers (e.g., legal counsel, accountants and appraisal firms) as are retained on behalf of the Trust.  In some cases, fee rates, amounts or discounts may be offered to PNC Bank and its affiliates by a third party vendor which differ from those offered to the trust fund as a result of scheduled or ad hoc rate changes, differences in the scope, type or nature of the service or transaction, alternative fee arrangements, and negotiation by PNC Bank or its affiliates other than Midland.

Midland also (i) acted as interim servicer for certain of the Mortgage Loans held by the Trust, (ii) is the master servicer under the pooling and servicing agreement governing the Benchmark 2024-V5 securitization transaction, pursuant to which the 333 South Spruce Street Whole Loan and the DoubleTree by Hilton Orlando at SeaWorld Whole Loan are serviced, (iii)  is the master servicer under the pooling and servicing agreement governing the BBCMS 2024-5C25 securitization transaction, pursuant to which the Staten Island Mall Whole Loan is serviced and (iv) is the master servicer under the pooling and servicing agreement governing the Benchmark 2023-B40 securitization transaction, pursuant to which the Bala Plaza Portfolio Whole Loan is serviced.

The foregoing information concerning the successor special servicer under the Pooling and Servicing Agreement has been provided by Midland.  Midland does not make any representations as to the validity or sufficiency of the Pooling and Servicing Agreement (other than as to it being a valid obligation of Midland as successor special servicer), the Certificates, the Mortgage Loans, the free writing prospectus or any related documents.

 A description of additional material terms of the Pooling and Servicing Agreement regarding the role of the special servicer, including limitations on the special servicer’s liability under the Pooling and Servicing Agreement and terms regarding the special servicer’s removal, replacement, resignation or transfer, is included in the Prospectus with respect to the Issuing Entity, dated January 25, 2024 and filed with the Securities and Exchange Commission on January 29, 2024 under Commission File No. 333-255934-10.

Item 9.01                             Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.                          Description

Exhibit 20.1                          Acknowledgement and Acceptance of Special Servicer, dated March 10, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMO Commercial Mortgage Securities LLC
(Depositor)

/s/ Paul Vanderslice
Paul Vanderslice, Chief Executive Officer

Date:  March 10, 2025